UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

RBS GLOBAL, INC.	REXNORD LLC
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware	Delaware
(State of Incorporation)	(State of Incorporation)

333-102428-08	033-25967-01
(Commission File Numbers)

01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 Greenfield Avenue Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 21, 2010, RBS Global, Inc. (“RBS Global”) and Rexnord LLC (“Rexnord” and, together with RBS Global, the “Companies”) priced $1,145,000,000 aggregate principal amount of 8.50% senior notes due 2018 at an issue price of 100%, plus accrued interest, if any, from April 28, 2010. On April 21, 2010, the Company issued a press release announcing, among other things, the pricing of the senior notes. A copy of the press release is furnished as Exhibit 99.1.

The Companies intend to use the net proceeds from the offering to fund the Companies’ previously announced cash tender offers (the “Cash Tender Offers”) and related consent solicitations for certain of their outstanding notes. The closing of the offering of the Notes is expected to be April 28, 2010. The closing of the Cash Tender Offers and related consent solicitations are subject to, among other conditions, the closing of the offering of the Notes. Subject to satisfaction of the conditions to the Cash Tender Offers, in connection with the closing of the offering of the Notes the Company expects to early accept the outstanding notes that were tendered in connection with the Cash Tender Offers as of 5:00 p.m. on April 20, 2010. The information in this paragraph shall be deemed to be incorporated by reference to the Offer to Purchase and Consent Solicitation Statement dated April 7, 2010 delivered in connection with the Cash Tender Offers and related consent solicitations for certain of their outstanding notes.

The Companies are furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Companies’ filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith, and are furnished solely for the purposes of Item 7.01 of this Form 8-K:

99.1	Text of press release, dated April 21, 2010.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, Rexnord LLC has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 21st day of April, 2010.

REXNORD LLC

By:	/s/ PATRICIA WHALEY
Patricia Whaley
Vice President, General Counsel, and Secretary

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, RBS Global, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 21st day of April, 2010.

RBS GLOBAL, INC.

By:	/s/ PATRICIA WHALEY
Patricia Whaley
Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of Press Release, dated April 21, 2010